EXHIBIT 10.4
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                             INDUSTRIAL GROSS LEASE

1. Parties. This lease, dated for reference purposes only, December 07, 2000 is made by and between CARLETON INVESTORS, L.L.C. (herein called "Lessor") and SCANNER TECHNOLOGIES CORPORATION, A MINNESOTA CORPORATION, (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Maricopa, State of Arizona;

commonly known as:        CARLETON BUSINESS PARK II
and described as:         4665 SOUTH ASH
                          SUITE(S); G-20
                          TEMPE ARIZONA

Said real property including the land and all improvements thereon, is herein called "the Premises." Lessee's pro rata share of the complex is 3.481%.

3. Term. 3.1 Term. The term of this lease shall be for THIRTY SIX AND ONE HALF (36.5) MONTHS commencing on January 15, 2001 and ending on January 31, 2004 unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligation of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee provided, however, that if Lessor shall not have delivered possession of the Premises within Sixty
(60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within Ten (10) days thereafter, cancel this lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

         3.3      Lessee's Share of Operating Expenses or Reimbursements:
                  3.481%.

4. Rent. Lessee shall pay to Lessor as rent for the Premises equal monthly payments of $2,104.20 plus applicable rental taxes in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $2,152.60 as rent for January 2001 including the 2.30% rental taxes due to city and state agencies. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing. Any checks returned as "insufficient", Lessee shall be charged a fee of $25.00 per occurrence.


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Any three checks returned as "insufficient" in any given twelve month period,
Lessee shall be subject to a "cash only" status.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $4,442.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent, rental taxes, late charges, or any other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charges in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use. 6.1 Use. The Premises shall be used and occupied for GENERAL OFFICE, TESTING AND LIGHT ASSEMBLY and for no other purposes.

         6.2      Compliance with Law.

         (a) Lessee shall, at Lessee's expense, comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the used by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall disturb such other tenants.

         6.3      Condition of Premises.

         (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease Commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

         (b) Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by the exhibits attached hereto. Lessee


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acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

7.       Maintenance Repairs and Alterations.

         7.1 Lessor's Obligations. Subject to the provisions of Paragraph 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agent, employees or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the sprinkling system, foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, condition and repair. Notwithstanding the foregoing to the extent Lessor fails to undertake repair and maintenance required of Lessor hereunder within thirty (30) days of written notice from Lessee and diligently continue such repair and maintenance, Lessee shall be entitled to undertake such repair and maintenance and be reimbursed by Lessor for the reasonable actual out-of-pocket expenses incurred by Lessee relating thereto.

         7.2      Lessee's Obligations.

         (a) Subject to the provisions of Paragraph 7 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonable or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, ceilings, window, doors, plate glass, skylights, and interior walls and interior surface of exterior walls located within the Premises, including, but not limited by, all landscaping, driveways, parking lots, fences and signs located in the Premises and all sidewalks and parkways adjacent to the premises. Lessee shall keep all exterior areas in a neat and orderly condition, and shall not allow trash, cartons, crates and so forth, to accumulate or be left laying in the parking lots or anywhere else on the property. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, condition and repair. Notwithstanding the foregoing, to the extent Lessor fails to undertake repair and maintenance, Lessee shall be entitled to undertake such repair and maintenance and be reimbursed by Lessor for the reasonable actual out-of-pocket expenses incurred by Lessee relating thereto.

         (b) HVAC Maintenance. Lessee shall keep all portions of the heating, ventilation and air conditioning (including evap/swamp coolers when applicable) in good order, condition and repair, and shall be solely responsible for all major and minor maintenance and repairs to said systems. If any portion of the system or equipment in the Property which Lessee is obligated to repair cannot be fully repaired or restored, Lessee shall promptly replace such portion of the system or equipment, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit of useful life (HVAC unit 10 year useful life; HVAC compressor: 5 year useful life: EVAP 5 year useful life) of such replacement extends beyond the Lease Term


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(as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended). Lessee shall obtain Lessor's written approval prior to performing any replacement. Lessor shall have the right to enter into a service contract on the Building for the heating, ventilation and air conditioning equipment for periodic inspection and service of such equipment at a price and schedule as is reasonable and normal within the Industry. Lessee shall reimburse Lessor pursuant to the provisions hereof. In addition, Lessor shall have the option to perform Spring air conditioning maintenance and Spring evap/swamp cooler startup (if applicable), and Fall air conditioning/heating preparation and evap/swamp cooler winterization, and/or service (if applicable). Lessee shall reimburse Lessor upon presentation of a written invoice(s) for said Spring/Fall servicing.

         (c) On the last day of the term hereof, or any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(d), which repair shall include the patching and filling of holes and repair/of structural damage.

         7.3      Alterations and Additions.

         (a) Lessee shall not, without Lessor's prior consent, which consent shall not be unreasonably or arbitrarily withheld, make any alterations, improvements, additions or Utility installments in, or about the Premises, except for nonstructural alterations not exceeding $1000.00 in cost. As used in this Paragraph 7.3 term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor at Lessee's sole cost and expense a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility installations without prior approval of Lessor, Lessor may require Lessee remove any and/or all of such.

         (b) Any alterations, improvements, additions or Utility installations in or about the Premises that Lessee shall desire to make and which requires the consent which consent, shall not be unreasonably or arbitrarily withheld, of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, which consent shall not be unreasonably or arbitrarily withheld, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises and Lessor shall have the right to post notices of non-responsibility in or on the Premise as provided by law. If Lessee shall, in good faith, contest the validity of any such lien claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before


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the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.

         (d) Unless Lessor requires their removal, as set forth in 7.3 (a), all alterations, improvements, additions and Utility installments (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises so that it cannot be removed by Lessee subject to the provisions of Paragraph 7.2(d).

8.       Insurance: Indemnity.

         8.1 Liability Insurance. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Unit, Bodily Injury and Property Damage insurance insuring the Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in any amount not less than $1,000,000.00. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of the Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property, said insurance shall have a Lessors Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to procure and maintain the same, but at the expense of Lessee. Not more frequently than each Five (5) years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Provided, however, that in no event shall the amount of liability insurance increase be more than Fifty (50%) percent greater than the amount thereof during the preceding Five (5) years of the term of this lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

         8.2      Property Insurance.

         (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance.

         (b) Lessee shall pay to Lessor, during the term hereof, in addition to rent, its pro rata share (as set forth in Paragraph 3.3 herein) of the amount of any increase in premiums for the insurance required under this Paragraph 8.2 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of the Lessee's occupancy, any act or omission of Lessee requirements of the holder of a mortgage or trust covering the Premises, or increased valuation of the Premises or general rate increases. In the event that the Premises have been occupied previously the words "Base Period" shall mean the last Twelve (12) months of the prior occupancy and in the event that the Premises have never been previously occupied the words "Base Period" shall mean the lowest premium reasonably obtainable for the said insurance for the Premises assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period the parties hereto may insert a


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dollars amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period. Base Year 2001.

         (c) If the Premises being leased herein are part of a larger property, then Lessee shall not be responsible for paying any increase in the property insurance caused by the acts or omission of any other tenant of the building of which the Premises are a part.

         (d) Lessee shall pay any such premium increase to Lessor within Thirty (30) days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of a the amount due if the insurance policies maintained hereunder cover other improvements in addition to the Premises. Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

         8.3 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B plus or better as set forth in the most current issue of "Best Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. Lessee shall, within Ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies refereed to in Paragraph 8.2.

         8.4 Waiver of Subrogation. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this lease.

         8.5 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.6 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers,


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or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Lessee unless, in each case, such injury or loss of income is the result of Lessor's negligence or misconduct. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.       Damage or Destruction.

         9.1 Partial Damage - Insured. Subject to the provisions of Paragraphs 9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessee's fixtures, equipment or tenant improvements.

         9.2 Partial Damage - Uninsured. Subject to the provisions of Paragraphs 9.3 and 9.4, if at any time during the Lease term hereof the Premises are materially damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessor pursuant to Paragraph 8.2, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) give written notice to Lessee within Thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this lease in which event Lessee shall have the right within Ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage, at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such Ten (10) day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.3 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as the date of such total destruction.

         9.4 Damage Near End of Term. If the Premises are partially materially destroyed or damaged during the last Six (6) months of the term of this Lease, the Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within Thirty (30) days after the date of occurrence of such damage.

         9.5      Abatement of Rent; Lessee's Remedies.

         (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to


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the degree to which Lessee's uses of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) if Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within Ninety (90) days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

10.      Real Property Taxes.

         10.1 Payment of Tax Increase. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the premises increase over the fiscal tax year 2001. Such payments shall be made by Lessee within Thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

         10.2 Definition of "Real Property" Tax. As used herein , the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty if such penalty may be directly related to act or omission of Lessee, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally of any tax previously included within the definition of real property tax or any additional tax the nature of which was previously included within the definition of real property tax.

         10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.4 Personal Property Taxes. (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Lessor. (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay the taxes attributable to Lessee


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within Ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water/sewer, trash, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. It is agreed that any of these items which are not separately metered shall be accounted for by the Lessor, paid by the Lessor and reimbursed by the Lessee based on Lessee's pro rat a share, upon presentation of statements on a monthly basis. The Lessee's prorated share of said common expenses shall be based upon the amount of square footage leased by the Lessee in proportion to the total rentable area to be charged and is listed in Provision 2 of this Lease Agreement.

12.      Assignment and Subletting.

         12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which consent shall not be unreasonably or arbitrarily withheld. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent, which consent shall not be unreasonably or arbitrarily withheld, shall be void, and shall constitute a breach of this Lease.

         12.2 No Release of Lessee. Regardless of Lessor's consent, which consent shall not be unreasonably or arbitrarily withheld, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent, which consent shall not be unreasonably or arbitrarily withheld to any subsequent assignments or subletting. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without necessity of exhausting remedies against said assignee. Lessor may consent, which consent shall not be unreasonably or arbitrarily withheld to subsequent assignments or subletting of this Lease or amendments or medications to this lease with assignees of Lessee, without notifying Lessee, or any successors of Lessee, and without obtaining its or their consent, which consent shall not be unreasonably or arbitrarily withheld, thereto and such action shall not relieve Lessee of Liability under this Lease.

13.      Defaults; Remedies

         13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee.

         (a)      The vacating or abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due, where such failure shall continue for a period of Three (3) days after written notice thereof from Lessor to Lessee.

         (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph (b) above, where such failure shall continue for a period of Thirty (30) days after written notice hereof from Lessor to Lessee, provided, however, that if the nature of Lessee's default is such that more than Thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said Thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by Lessee of any general arrangements for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged bankrupt or a petition for reorganization or arrangements under any law relating to bankruptcy (unless in the case of a petition filed against Lessee, the same is dismissed within Sixty (60 days); (iii) if appointment of a trustee or receiver to take possessions of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where possession is not restored, Lessee within Thirty (30) days on or after attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease when such seizure is not discharged within Thirty (30) days.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any Sublessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

         13.2 Remedies. Upon the occurrence of a material default as set forth in Paragraph 13.1;

         (a) Lessor may re-enter the premises with or without process of law and take possession of the same and of all equipment and fixtures of Lessee therein and expel or remove Lessee and all other parties occupying the Premises, using such force as may be reasonably necessary to do so without being liable to any prosecution for such re-entry or for the use of such force and without terminating the Lease, at any time and from time to time relet the Premises or any part thereof for the account of Lessee, for such term, upon such conditions and at such rental as Lessor may deem proper. In such event Lessor may receive and collect the rent from such re-letting and apply it against any amounts due from Lessee hereunder (including without limitation such expenses as Lessor may have incurred in recovering possession of the Premises, placing the same in good order and condition, repairing the same for re-letting, and all other expenses, commissions and charges including attorney's fees which Lessor may have paid or incurred in connection with such repossession and re-letting). Lessee thereunder shall be under no obligation to see to the application by Lessor of any rent collected by Lessor nor shall Lessee have any right to collect any rent thereunder. Whether or not the Premises are re-let, Lessee shall pay Lessor all amounts required to be paid by Lessee up to the date of Lessor's re-entry and thereafter Lessee shall pay Lessor, until the end of the term hereof, the amount of all rent and other charges required to be paid by Lessee hereunder, less the proceeds of such re-letting during the term hereof, if any, after payment of Lessor's expenses as provided above. Such payments by Lessee shall be due at such times as are provided elsewhere in this Lease, and Lessor need not wait until the termination of this Lease to recover them by legal action or otherwise. Lessor shall not, by any re-entry or other act, be deemed to have terminated this Lease or the liability of Lessee for the total rent hereunder unless Lessor shall give Lessee written notice of Lessor's election to terminate this Lease.

         (b) Lessor may give written notice to Lessee of Lessor's election to terminate this Lease, re-enter the Premises with or without process of law and take possession of the same and of all equipment and fixtures therein, and expel or remove Lessee and all other parties occupying the Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry of for the use of such force. In such event Lessor shall thereupon be entitled to recover from Lessee the worth, at the time of such termination, of the excess, if any, of the rent and other charges required to be paid by Lessee hereunder for the balance of the term hereof (if this Lease had not been so terminated) over the then reasonable rental value of the Premises for the same period.

         13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than Thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than Thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such Thirty (30) day period and thereafter diligently prosecutes the same to completion.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by the Lease. The exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee is not postmarked to Lessor or Lessor's designee within Ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to 10% of such overdue amount. The parties hereby agree such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more that Ten (10%) percent of the floor area of the improvements on the Premises, or more than Twenty-Five (25%) percent of the land area of the Premises which is not occupied by any improvements, is taken to condemnation, Lessee may, at Lessee's option, to be exercised in writing only within Ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within Ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to this portion of the Premises remaining except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of its leasehold or for the taking of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any award or loss of any damage to Lessee's trade fixtures and removable personal property. In the event this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. From the proceeds of any severance damages received by Lessee, to the extent that Lessee receives amounts in excess of costs of damages to Lessee's trade fixtures, removal of personal property, and Lessee's improvements, Lessee shall pay any such excess to Lessor upon proof that such funds are spent to complete such building repairs.

15.      Broker's Fee.

         (a) Upon execution of this Lease by both parties, Lessor or Lessor's agent shall pay to CUTLER COMMERCIAL (JEFF MARTINDALE), a licensed real estate broker, a fee as set forth in a separate agreement between Lessor or Lessor's agent and Broker, or in the event there is no separate agreement between Lessor or Lessor's agent and said broker, the sum of BY SEPARATE AGREEMENT for brokerage services rendered by said broker to Lessor in this transaction and CUTLER COMMERCIAL, in the event there is a cooperating broker, shall pay METRO COMMERCIAL PROPERTIES as Cooperating Broker a fee set forth in a separate agreement between Broker and the Cooperating Broker.

         (b) Lessor further agrees that if Lessee exercises any Option as described in any Addenda hereto or any expansions, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein been granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor or Lessor's agent shall pay said broker a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker(s) shall be a third party beneficiary of the provisions of this Paragraph 15.

16.      General Provisions.

         16.1     Estoppel Certificate.

         (a) Lessee shall at any time upon not less than Ten (10) days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance and (iii) that not more than One (1) month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

         (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past Three (3) years' financial statement of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

         16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers the then guarantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then guarantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the guarantor. The obligation contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor successors and assigns only during their respective period of ownership.

         16.3 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity or any other provision hereof.

         16.4 Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 12% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred Lessee nor on any amounts which late charges are paid by Lessee.

         16.5     Time of Essence.  Time is of the essence.

         16.6 Captions. Article and paragraph captions are not a part hereof.

         16.7 Incorporation of Prior Agreements; Amendments. This lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate Broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

         16.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

         16.9 Waivers. No waivers by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent, which consent shall not be unreasonably or arbitrarily withheld to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent, which consent shall not be unreasonably or arbitrarily withheld to or approval of any subsequent act by Lessee. This acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         16.10 Recording. Lessee shall not record this Lease without Lessor's prior written consent, which consent shall not be unreasonably or arbitrarily withheld, and such recordation shall, at option of Lessor constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver the other a "short form" memorandum of this Lease for recording purposes.

         16.11 Holding Over. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent, such occupancy shall be a tenancy from month to month at a rental rate in the amount of One Hundred Fifty (150%) Percent of the last monthly rental plus all other charges payable hereunder and upon all terms hereof applicable to a month to month tenancy.

         16.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative withal other remedies at law or in equity.

         16.13 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

         16.14 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Arizona.

         16.15    Subordination.

         (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within Ten
(10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name place and stead, to do so.

         16.16 Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

         16.17 Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times with reasonable notice to Lessee for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or Lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessee shall have the right to request execution of Confidentiality and Proprietary Rights Agreement by the Lessor or Lessor's agents. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last One Hundred Twenty (120) days of the term hereto place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

         16.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent, which consent shall not be unreasonably or arbitrarily withheld.

         16.19 Merger. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

         16.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warranty that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within Thirty (30) days after execution of this Lease deliver a certified copy to Lessor of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

         16.21 Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to, Lessee's share of operating expenses and insurance and tax expenses payable shall be deemed to be rent.

         16.22 Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs
16.1 and 16.20 of this Lease.

         16.23 Quiet Possession. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

         16.24 Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations, or the failure to pay such prorata share of costs, shall be deemed a material breach of the Lease by Lessee.

         16.25 Parking. Uncovered parking spaces will be available for use by all Lessees, customers and guests on a first come, first served basis. No uncovered parking spaces are to be marked for specific use of any one Lessee. In the event that covered parking is available, the covered parking spaces will be marked for the Lessee by the Lessor and Lessee will pay to Lessor at a separate monthly rate the sum deemed by Lessor, if any payable at the same time and in the same manner as the rent for the Premises. The parking spaces shall be described in the exhibit entitled "Parking Spaces" attached to this Lease. Lessee agrees that Lessee shall be solely responsible for the policing of the covered parking areas to insure that unauthorized persons are not using the parking spaces allocated to Lessee.

         16.26 Storage and Truck Dock. It is agreed that unless specific exterior areas are included in the foregoing lease, no exterior storage shall be allowed, included vehicles belonging to Lessee. In the event that Lessor provides a common truck dock, the usage of such common truck dock shall be by appointment in accordance with the guidelines established by Lessor, and Lessee agrees that Lessee's use of the common truck dock shall not unduly tie up the dock so as to make it unavailable for use by other Lessees.

         16.27 Hazardous Materials. Lessee shall, and shall cause Lessee's employees, agents, contractors and invitees to comply, at Lessee's sole cost and expense, with all laws, rules, regulations, orders and the like relating to the storage, use and/or disposal of flammable explosive materials, hazardous materials, toxic substances and/or radioactive matter, including, without limitations, substances identified as "hazardous" or "toxic" under any of the laws described in the paragraph below (collectively "Hazardous Materials"). Lessee shall not cause or permit Lessee, its agents, employees, contractors, or invitees to bring upon, keep, store, use or dispose of any Hazardous Materials on, in or about the Premises or the parking facilities or common areas serving the Premises (collectively "Adjacent Property") without the prior written consent of Lessor, which consent Lessor may withhold on its sole discretion. Lessee's breach of the covenants contained herein shall constitute a material default under this Lease. If Lessor shall consent, to the presence, use, storage and/or disposal of any Hazardous Materials on, in or about the Premises or any Adjacent Property, Lessee shall cause such presence, use, storage and/or disposal of Hazardous Materials by Lessee, its agents, employees, contractors' invitees, to be in complete compliance with all applicable laws, rules, regulations, orders and the like including without limitation, the laws described in the paragraph below and such rules and regulations as Lessor may impose in giving Lessee its consent as provided herein. Consent by Lessor to the presence, use, storage and/or disposal of any specific Hazardous Material shall not be deemed consent to the presence, use, storage and/or disposal of any other Hazardous Materials. Lessee shall be solely responsible for and shall defend, indemnify and hold Lessor, Lessor's agents, the Premises and the Adjacent Property harmless from and against all claims, costs, fines, judgments and liabilities, including attorney fees and costs arising out of or in connection with the presence, storage, use and/or disposal of Hazardous Materials in, on or under the Premises and/or Adjacent Property, and/or arising out of in connection with the removal of Hazardous Materials from the Premises and/or Adjacent Property, including without limitation any and all restoration work and materials necessary to return the Premises and any Adjacent Property to their condition existing prior to the appearance of the Hazardous Materials on the Premises or such Adjacent Property. If Lessee shall receive notice, whether oral or written, of any inquiry, test, investigation, enforcement proceeding, environmental audit or the like by or against Lessee or the Premises, concerning any Hazardous Materials allegedly introduced by Lessee, its employees, agents, contractors, or invitees, Lessee shall immediately notify Lessor of such notice. Lessee's obligations hereunder shall survive the termination of this Lease.

As used herein and elsewhere in this Lease, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulation by any local governmental authority, any agency of the State of Arizona or any agency of the United State Government (i) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.A. 1317), (ii) defined as a "Hazardous Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.A. 6903), (iii) defined a "hazardous substance" pursuant to 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.A. 9601 et seq. (42 U.S.C. 9601), (iv) Petroleum and any petroleum and any petroleum by-products, (v) asbestos, and (vi) urea formaldehyde foam insulation.

         16.28 Exhibits. Attached hereto as Exhibits A through E made a part hereof this Lease.

         16.29 Additional Provisions. If there are additional provisions they are placed following this page on the Addendum to Lease attached and made part of this Lease Agreement. This lease has been prepared for submission to your attorney who will review the document and assist you to determine whether your legal rights are adequately protected. Cutler Commercial is not authorized to give legal or tax advice; no representation or recommendation is made by Clifford J. Cutler, Ltd. or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this document or any transaction relating thereto. These are questions for your attorney with whom you should consult before signing this document.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

LESSOR:                    CARLETON INVESTORS, L.L.C.
(For Rental Payments)      2150 EAST HIGHLAND AVENUE, SUITE 207
                           PHOENIX, ARIZONA  85016


                           /s/ Clifford J. Cutler
----------------------------------------------------
Date:                      CLIFFORD J. CUTLER


LESSEE:                    SCANNER TECHNOLOGIES CORPORATION, A
(For Notices)               MINNESOTA CORPORATION
                           4665 SOUTH ASH Suite G-20
                           TEMPE, ARIZONA


12/22/00                   /s/ Elwin M. Beaty
----------------------------------------------------
Date:                      Its President


----------------------------------------------------
Date:

EXHIBIT A
GUARANTEE

For value received, the undersigned absolutely guarantees all payments under that certain Lease Agreement dated for reference purposes only December 07, 2000 by and between CARLETON INVESTORS, L.L.C. (as Lessor) and SCANNER TECHNOLOGIES, CORPORATION, A MINNESOTA CORPORATION (as Lessee) for the premises known as 4665 SOUTH ASH, Suite G-20, TEMPE, ARIZONA, executed by and, if obligor breaches any terms of the Lease Agreement, the undersigned will be liable thereon demand.

The undersigned waive notice of acceptance, notice of nonpayment, protest and notice of protest with respect to the obligation covered hereunder.

This guarantee shall continue in force and apply to all transactions notwithstanding any change in the makeup of the debtor's corporate board and officers or board member.

Liability under this Agreement shall commence on the date of the Lease, and shall continue the obligation guaranteed hereunder is completely discharged.

This guarantee shall continue in effect notwithstanding any legal disability of the debtor to incur the indebtedness or obligation in full or in part.

The creditor may proceed against any or all of the guarantors for any amount guaranteed hereunder whether action is brought against the debtor or whether the debtor is joined in any such action or actions or not.

Creditor may without notice sell, assign or transfer all the indebtedness or obligation covered hereunder. In that event, each and every immediate and successive assignee, transferee, or holder of all or any part of the indebtedness or obligation shall have the right to enforce this guarantee by legal action or otherwise for the benefit of such assignee, transferee, or holder as fully as if such assignee, transferee, or holder were herein named specifically given such right and power.

Should suit be brought to recover on this guarantee, the guarantor(s) promise to pay as attorney's fees, a reasonable amount additional to the amount found due hereunder.

GUARANTOR 1:                        /s/ Elwin Beaty
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HOME ADDRESS:                       13529 Arthur St., Minnetonka, MN  55305

SOCIAL SECURITY NO.:
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